Page 1 of 7 THE UNDERSIGNED: Fast & Fluid Management B.V., a private company with limited liability, having its corporate seat in Sassenheim, The Netherlands and its formal place of business at Hub van Doorneweg 31, (2171KZ) Sassenheim, The Netherlands, for purpose of this agreement duly represented by Ms. Melissa Flores, hereinafter the “Company”; and Mr. M.A. Uleman, born on [Redacted], currently residing at [Redacted] in The Netherlands, hereinafter “Uleman”; The parties to this Agreement are hereinafter collectively referred to as the “Parties” and individually as a “Party”; PARTIES HAVE AGREED AS FOLLOWS: RECITALS: (1) Uleman entered the employment of the Company on 9 January 2012 and currently holds the position of Senior Vice President, Group Executive, Health & Science Technologies (the “Role”) based on an employment agreement for an indefinite period of time (the “Employment Agreement”); (2) The salary most recently earned by Uleman is EUR 43.334,- gross per month (the “Salary”), including vacation allowance of 8% and excluding other fringe benefits; (3) The Company is a subsidiary of the ultimate parent company IDEX Corporation (IDEX). In this Agreement the “Group” refers to the Company as well as to all companies affiliated to the Company (both in and outside of The Netherlands), which includes but is not limited to direct and indirect subsidiaries, parent companies and other companies within the IDEX group of companies including the parent company IDEX as well as all their legal predecessors and successors; (4) Due to a restructuring the Role is eliminated and consequently Uleman will become redundant effective 11 September 2023; (5) The Company has investigated whether it can redeploy Uleman in another position but had to conclude that alternative suitable employment is not available for Uleman, nor will such position become available in the near future. Consequently, the elimination of Uleman's Role results in the inevitable termination of the Employment Agreement; (6) As the Company seeks to terminate the Employment Agreement, the Parties have discussed the conditions for such termination. In view of the above, and to end all points of dispute regarding the consequences of the termination of the Employment Agreement, the Parties have reached EX-10.1

Page 2 of 7 the agreement as set out in this settlement agreement (the “Agreement”); (7) The decision to grant Uleman the terms set out in this Agreement has been taken by the competent body of the Company; (8) Uleman is fully aware of the content of this Agreement and its consequences and has been given the opportunity to consider and receive expert legal advice (the “Representative”) prior to signing this Agreement; (9) Within 14 (fourteen) days as from the date that Parties have reached full agreement about the terms and conditions set out in this Agreement, Uleman has the right to withdraw his acceptance of the subject Agreement and rescind it extra-judicially. The rescission must be made in writing and must be delivered to the Company per e-mail with a confirm delivery and read option at the notice of Melissa Flores, Senior Vice President, Chief Human Resources Officer (the “Rescission of Acceptance”). 1. TERMINATION OF EMPLOYMENT BY MUTUAL CONSENT 1.1 Termination Date. The Employment Agreement will end with mutual consent effective 31 December 2023 (the “Termination Date”). 1.2 Transfer of Duties and Support to BUs. Uleman agrees to ensure that his duties are properly finalized and transferred to the designated business leaders as per the instructions of IDEX by 11 September 2023. From 11 September 2023 until and including 20 November 2023, Uleman agrees to provide transitional support for the businesses within the Health and Science Segment moving under new leadership with an emphasis on completing the first-year integration plan for the Muon businesses in collaboration with the corresponding Group President. 1.3 Cooperation in Deregistration. Uleman agrees to collaborate fully and timely with IDEX and FFM HR and Legal teams in relation to any required deregistrations from any roles or titles that Uleman holds resulting from the termination of his Employment Agreement. 2. SEVERANCE PACKAGE — OTHER EMPLOYMENT BENEFITS - REFERENCE LETTER 2.1 Severance Package. In consideration for the promises and benefits made herein, the Company agrees to provide the following “Severance Package” if Uleman signs, does not deliver a Recission of Acceptance, and complies with this Agreement: a. Release from duties. As per 21 November 2023 Uleman shall be released from duties (the “Release Date”) with entitlement to his full pay (but excluding expense allowances, travel allowances, and other allowances related to active duty) until the Termination Date (the “Release Period”). During the Release Period, Uleman is not allowed to perform any form of paid work or commercial/economically valuable side activities in the broadest sense of the word. b. Contractual Severance. Pursuant to article 3.2 of the Employment Agreement, the

Page 3 of 7 Company will pay Uleman an amount of EUR 910,000,- gross (the “Contractual Severance”), under the condition that the Employment Agreement terminates in accordance with Clause 1.1 of this Agreement and Uleman properly fulfills his obligations as stipulated in Clause 1.2. The Severance Payment is intended to supplement any benefits under social security laws or a lower salary earned elsewhere. c. Outplacement. The Company will provide Uleman with outplacement services for a period of six (6) months. Outplacement services will be provided by Robertson Lowstuter, Inc., with an executive package selected and paid by the Company directly to the outplacement service provider. Uleman is not able to initiate outplacement services until this Agreement has been signed and returned to the Company and the fourteen (14) day recission period has passed without Uleman's recission thereof (provided Uleman does not breach the Agreement). Uleman is required to initiate outplacement services within ninety (90) days following the Termination Date or the benefit described in this Clause 2.1 (c) will be waived. d. MICP and IAP. Nothing in this Agreement shall alter or reduce any vested benefits (if any) to which Uleman may be entitled under any equity-related agreement between IDEX and Uleman, which shall be subject to the terms of the applicable plan documents and/or equity agreements. For the avoidance of doubt, Uleman's MICP for 2023 will be governed according to the Plan as applicable to active employees, using the IDEX factor and payable no later than April 30, 2024. Uleman may confirm the factor applied via the Company's annual proxy statement. As set forth in the applicable Plan documents, Uleman is eligible for retirement classification with respect to bonus and equity grants. The requirements to exercise the grants are as set forth in the Plan documents. Uleman may continue to access his UBS account and PSU tracking systems following his Termination Date on the same terms as any non-employee investor. The Company will not take any action to disable his UBS account. e. Legal Advice. As far as Uleman is not insured for legal aid, the Company will compensate the costs for legal counsel incurred up to a maximum amount of EUR 2.000,- excluding VAT (one thousand euros) (the “Contribution”). Uleman shall pay his lawyer's invoice and shall submit the invoice in accordance with the Company's Business Expenses Policy before the Release Date. The Company shall reimburse the Contribution to Uleman within 30 days from submission of the expense claim, but not earlier than after the 14-days reconsideration period as reflected in Recital (9) of this Agreement. 2.2 Waiver. As per the agreed terms in the Employment Agreement, Uleman accepts the Contractual Severance as full and final compensation for the termination of his Employment Agreement and any benefits connected thereto, and waives any other claims or rights to other financial compensation (such as, but not limited to, pay out of vacation days, vacation allowance, future bonus (MICP), stock and equity grants (IAP), damages etc.). 2.3 Positive Reference. At Uleman's request, the Company shall issue a positive letter of recommendation in conformity with the provisions of The Netherlands law. The Company is willing to provide references in accordance thereto.

Page 4 of 7 2.4 Collective Schemes. Uleman's participation in any collective Company scheme and/or Group insurance — including pension through PME, and the pension allowance - will continue under the applicable terms and conditions of the scheme until the Termination Date. Effective the Termination Date, Uleman's participation in all collective schemes will cease. 3. EXPENSES — COMPANY PROPERTY 3.1 Expenses. Uleman shall submit all business expenses claims (if any) properly incurred up to the Release Date by submitting all his expenses through Concur before the Termination Date. The Company shall reimburse Uleman for any such expenses in the usual way in accordance with Company policy. 3.2 Return of Company Property. Uleman agrees to return all Company property which is still in his possession and control as of 20 November 2023. Company property includes, but is not limited to, all equipment that has become available to Uleman during his tenure at the Company such as, but not limited to, Company-issued office entrance badge(s), laptop, laptop charger, laptop head phones, and mobile phones, for any business related systems and accounts. Uleman may port his mobile phone number to a private telecommunications provider to allow his private use of the number upon his return of the Company-issued phone. Uleman further agrees to return or destroy by 20 November 2023 the original and any copies of Confidential Information as defined in the employment agreement and Parties' Confidential Information, Work Product and Restrictive Covenant (CWR) Agreement, as amended and incorporated into the Employment Agreement and trade secret information in the broadest sense of the word, including but not limited to IDEX and Group data, e-mails, files, agendas and any other record, or document relating to the Company, the Group or their business, products, or services. Any damages to or loss of Company and/or Group property shall be deducted from the final settlement of accounts. 4. RESTRICTIONS AND POST-CONTRACTUAL ARRANGEMENTS 4.1 Contractual Restrictions. Until and after the Termination Date, Uleman remains bound by all (post-) contractual restrictions and any penalty clause connected thereto as agreed in this Agreement, the Employment Agreement and including the CWR Agreement, albeit that, with respect to Paragraphs 5(a) and (b) of the CWR Agreement, the Company agrees to enter into good faith discussions with Uleman in connection with his desire to obtain a waiver of the obligations contained in Paragraphs 5(a) and (b) in the event Uleman is presented with a viable employment opportunity. The Company agrees to take into consideration the facts and circumstances relating to Uleman's employment opportunity during these discussions. Uleman agrees that he shall contact Melissa Flores, SVP, Chief Human Resources Officer, should he desire to obtain such a waiver. 4.1 Confidentiality. The Parties represent and warrant that they have not disclosed, and agree not to disclose, any and all matters concerning this Agreement and the Employment Agreement, as well as the facts, circumstances, and contents leading up to this Agreement and any related negotiations, except that Uleman may disclose such information about this Agreement and the Employment Agreement to his lawyer(s), tax advisor(s), other professional(s) providing services

Page 5 of 7 to Uleman and to his partner/spouse. Uleman may disclose to others the fact that there is a separation agreement and that its terms are confidential, and Uleman may provide UWV with a copy of this Agreement if and insofar as he applies for social security benefits. The Company may disclose the same to any advisors, executives, or employees of the Company/Group on a need-to-know basis as determined at the Company's discretion. Nothing in this Agreement shall prohibit either Party from complying with any legal requirement to disclose information relating to any matter concerning this Agreement, including, but not limited to, IDEX's disclosure obligations pursuant to the rules and requirements of the United States Securities and Exchange Commission. Moreover, to the extent Uleman is required to disclose this Agreement pursuant to a legal obligation, Uleman agrees to immediately notify the Company both verbally and in writing by contacting the CHRO of IDEX per email. Uleman further acknowledges that maintaining the confidentiality of this Agreement is a critical consideration for the Company entering into this Agreement. 4.2 Non-Disparagement. Uleman promises and agrees that he shall not, directly or indirectly, to any person or entity, including but not limited to, present or former employees of the Company, customers or vendors of the Company, make any disparaging oral or written statements about the Company or Group, or its or their employees or customers, or do anything which damages the Company or Group or its or their services, reputation, financial status, or business relationships. 4.3 Social Media. Effective the Termination Date, Uleman shall adjust his LinkedIn profile to reflect that the Company no longer employs him and shall remove all references to his continued association with the Company and the Group from all social media channels which he uses (which may include, but are not limited to, LinkedIn, Twitter, Facebook etc.). Following the Termination Date, Uleman may continue to mention on his LinkedIn that he was previously employed by the Company. 5. FULL AND FINAL DISCHARGE 5.1 Released Parties. Uleman accepts the terms and conditions laid down in this Agreement in full and final settlement of any claims and/or rights of action that he has or may have against the Company or Group, and its or their current, former, or future officers, directors, employees and/or shareholders (the “Released Parties”) and declares that he has no further right to any payments (including but not limited to the statutory transition fee (‘transitievergoeding’)) or any other financial compensation in relation to the Employment Agreement and the termination thereof, which includes but is not limited to payments under any bonus or profit sharing scheme (ex gratia or otherwise), grants or allowances, all unless explicitly agreed otherwise in this Agreement. To the extent that any such claim or right exists or may exist, Uleman hereby irrevocably and unconditionally waives, releases, acquits, and forever discharges the Released Parties from any such claims or rights. 5.2 Full & Final Discharge. In the negotiations, the Parties have had the opportunity to address all existing or potential rights, obligations, and points of dispute. Except for the observance of the rights and obligations set forth in this Agreement, the Parties hereby grant each other full and

Page 6 of 7 final discharge with respect to the Employment Agreement, the termination thereof and otherwise. This discharge by Uleman also pertains to the Group as well as all Released Parties. 6. FINAL SETTLEMENT OF ACCOUNTS 6.1 Settlement of Accounts. The Company will prepare a final settlement of accounts with respect to the amounts that are still due as per the Termination Date in connection with the Employment Agreement and the termination thereof as reflected in this Agreement. Uleman is not eligible for any other payments after the Termination Date, other than as specifically provided herein. No Contractual Severance or any other payment under the Severance Package will be paid or provided to Uleman until all expense reports have been received, reviewed, and finalized as provided in Clause 3.1 of this Agreement, and all Company property has been returned or destroyed as provided in Clause 3.2 of this Agreement. All payments under this Agreement will be made within 30 days from the Termination Date, unless explicitly agreed otherwise in this Agreement. 6.2 Payment to Estate. In the event Uleman is deceased before the payments described in Clause 2.1 (b) and (e) of this Agreement are made, and the Agreement has been timely executed and not revoked or breached, the Company agrees to pay remaining unpaid amounts, if any, to Uleman's estate upon receipt of proper proof of authority to collect payment on behalf of Uleman's estate. 6.3 Taxes. All payments pursuant to this Agreement will be made after deduction of the applicable withholdings of taxes and premiums. If changes in payroll or income tax regulations have any tax consequences for this Agreement, these will be exclusively for the account of Uleman. 7. LEGAL FRAMEWORK 7.1 Entire Agreement & Any Prior Written Agreements. This Agreement sets forth the entire agreement and understanding of the Parties and supersedes all prior agreements or understandings regarding the matters covered herein, except as otherwise provided for in this Agreement. 7.2 Invalidity. The invalidity of any provision or part of a provision of this Agreement will not affect the validity of the other provisions or parts thereof. 7.3 Termination for Cause and Recission of Acceptance. The Company is entitled to terminate this Agreement if the characteristics or conduct of Uleman constitute an urgent cause to terminate the Employment Agreement with immediate effect and such urgent cause has become known to the Company after signing this Agreement. Breach by Uleman of the terms of this Agreement prior to the Termination Date shall qualify as an urgent cause. In case of instant dismissal or if Uleman opts for a Rescission of Acceptance, the performances already delivered and the performances that still need to be delivered by the Company, will no longer be due and, to the extent already delivered, such performances will be undone. In all other respects, the Parties explicitly waive their right to terminate (‘ontbinden’) this Agreement or to request dissolution of this Agreement in court.

Page 7 of 7 7.4 Settlement Agreement. This Agreement is a settlement agreement to end a dispute as referred to in Article 7:900 up to and including Article 7:906 of the Dutch Civil Code. 8. APPLICABLE LAW AND DISPUTES 8.1 Governing Law. This Agreement shall be governed exclusively by The Netherlands law, except for the provisions of private international law concerning the law applicable on contractual obligations. 8.2 Competent Court. Any dispute in relation to and arising from this Agreement shall be brought exclusively before the competent court in The Netherlands. SIGNATURES This Agreement may be executed in any number of counterparts, each of which, when executed, shall be an original, and all the counterparts together shall constitute one and the same instrument. Thus, executed in counterparts: on 30 August 2023 Fast & Fluid Management B.V. /s/ Melissa Flores Ms. Melissa Flores, CHRO IDEX Corporation on 31 August 2023 Mr. M.A. Uleman /s/ Marc Uleman